AMENDMENT TO FORBEARANCE AGREEMENT

This Amendment To Forbearance Agreement is made as of the 31st day of July, 2013 by and among, SRT SECURED HOLDINGS, LLC (f/k/a TNP SRT SECURED HOLDINGS, LLC), a Delaware limited liability company (“Lead Borrower”). TNP SRT SAN JACINTO, LLC, a Delaware limited liability company (“San Jacinto Borrower”), TNP SRT CRAIG PROMENADE, LLC, a Delaware limited liability company (“Craig Borrower”), TNP SRT AURORA COMMONS, LLC, a Delaware limited liability company (the “Aurora Borrower”), TNP SRT WILLOW RUN, LLC, a Delaware limited liability company (“Willow Ran Borrower”), TNP SRT VISALIA MARKETPLACE, LLC, a Delaware limited liability company (the “Visalia Borrower”, and collectively with Lead Borrower, San Jacinto Borrower, Craig Borrower, Aurora Borrower, and Willow Run Borrower, the “Borrowers” and each individually, a “Borrower”). TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation (the “REIT”), TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, LP, a Delaware limited partnership (the “OP”, and collectively with the REIT, the “Guarantors” and each individually, a “Guarantor”) (the Borrowers and the Guarantors are collectively the “Credit Parties” and each individually, a “Credit Party”), and KEYBANK NATIONAL ASSOCIATION, a national banking association having a place of business at 225 Franklin Street, 18th Floor, Boston, Massachusetts 02110, as agent (in such capacity, “Agent”) for itself and any other lenders who become lenders under the Credit Agreement (as hereinafter defined) collectively referred to as “Lenders” and each individually referred to as a “Lender”).

RECITALS

WHEREAS, the Credit Parties, Agent and Lender are parties to a certain Forbearance Agreement dated as of April 1, 2013, as amended by a letter agreement dated as of July 9, 2013 (the “Forbearance Agreement”); and

WHEREAS, each party desires to amend the Forbearance Agreement in the manner set forth below;

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Section 1(a)(i) of the Forbearance Agreement is hereby amended to change the date from July 31, 2013 to January 31, 2014.

2.          Section 4(d) of the Forbearance Agreement is hereby amended to change the Initial Tranche A Maturity Date from July 31, 2013 to January 31, 2014.

3.          The reference to the Fee Letter in Section 7 of the Forbearance Agreement is hereby changed to refer to the Agent's Fee Letter dated as of April 1, 2013, as amended as of even date and as may be further amended from time to time.

4.          The aggregate outstanding principal amount of Credit Parties' obligations to Lender under the Obligations as of even date is $36,454,765.24 plus accrued and unpaid interest, fees and any other costs and expenses incurred under the obligations.

5.          The principal address for Guarantors shall be 4695 MacArthur Court, Suite 1100, Newport Beach, California 92660. The new principal address for Borrowers shall be 400 S. E1 Camino Real, Suite 1100, San Mateo, California 94402.

6.          The Credit Parties jointly and severally agree to pay to Agent the attorneys' fees of Agent's counsel in connection with this Amendment and with other matters relating to the Loans that have accrued prior hereto on or before even date.

7.          The execution of this Amendment and all related documents have been duly authorized by all necessary shareholder, director, partnership, member, manager, trustee and beneficiary action. The representatives of the Credit Parties signing below have been duly authorized to sign this Agreement. This Agreement, the Loan Documents, and all related documents are valid, binding and enforceable obligations of the Credit Parties.

8.          Each of Credit Parties hereby warrants that all of the representations and warranties contained in the Forbearance Agreement are true and correct as of the date hereof and that no default has occurred and is continuing and would result by the execution of this Amendment which constitutes a default under the Forbearance Agreement or the Loan Documents or would constitute such a default but for the requirement that notice be given or time lapse or both.

9.          Except as modified hereby, the Forbearance Agreement shall remain in full force and effect and is in all other respects ratified and affirmed.

10.        This Amendment may be executed and delivered in counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

(Signatures on Next Page)

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement by their duly authorized representatives as of the date stated above.

BORROWERS:

SRT SECURED HOLDINGS, LLC, a Delaware limited liability company

By:	SRT Secured Holdings Manager, LLC, its Manager

	By:	/s/ Andrew Batinovich
Print Name:
Title:

TNP SRT SAN JACINTO, LLC, a Delaware limited liability company

By	SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	SRT Secured Holdings Manager, LLC, its Manager

		By:	/s/ Andrew Batinovich
Print Name:
Title:

[Signature Page to Amendment to Forbearance Agreement]

TNP SRT CRAIG PROMENADE, LLC, a
Delaware limited liability company

By	SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	SRT Secured Holdings Manager, LLC, its Manager

		By:	/s/ Andrew Batinovich
Print Name:
Title:

TNP SRT AURORA COMMONS, LLC, a Delaware limited liability company

By	SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	SRT Secured Holdings Manager, LLC, its Manager

		By:	/s/ Andrew Batinovich
Print Name:
Title:

[Signature Page to Amendment to Forbearance Agreement]

TNP SRT WILLOW RUN, LLC, a Delaware limited liability company

By	SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	SRT Secured Holdings Manager, LLC, its Manager

		By:	/s/ Andrew Batinovich
Print Name:
Title:

TNP SRT VISALIA MARKETPLACE, LLC, a
Delaware limited liability company

By	SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	SRT Secured Holdings Manager, LLC, its Manager

		By:	/s/ Andrew Batinovich
Print Name:
Title:

[Signature Page to Amendment to Forbearance Agreement]

AGENT AND MAJORITY LENDER:

KEYBANK NATIONAL ASSOCIATION, as
Agent and Lender

By:	/s/ Kathleen Ahem
Kathleen Ahem, Senior Banker

GUARANTORS:

TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	TNP Strategic Retail Trust, Inc., its general Partner

	By:	/s/ Jeffrey Rogers
		Print Name:	Jeffrey Rogers
Title:

TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation

By:	/s/ Jeffrey Rogers
	Print Name:	Jeffrey Rogers
Title:

[Signature Page to Amendment to Forbearance Agreement]

Consented to in all respects:

TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	TNP Strategic Retail Trust, Inc., its general partner

	By:	/s/ Jeffrey Rogers
		Print Name:	Jeffrey Rogers
Title:

SRT SECURED HOLDINGS MANAGER, LLC,
A Delaware limited liability company

By:	/s/ Andrew Batinovich
Andrew Batinovich, CEO

[Signature Page to Amendment to Forbearance Agreement]